V S E c o r p .c o m First Quarter 2023 Results Conference Call May 2023

This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2022. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached. 2 The Company has presented forward-looking statements regarding Adjusted EBITDA margin. This non-GAAP financial measure is derived by excluding certain amounts, expenses or income, from the corresponding financial measure determined in accordance with GAAP. The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgement and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period in reliance on the exception provided by item 10(e)(1)(i)(B) of Regulation S-K. We are unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA margin to its most directly comparable forward- looking GAAP financial measure because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measure without unreasonable effort or expense. In addition, we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the company's future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company's actual results and preliminary financial data set forth above may be material.

Transaction Overview: ▪ VSE entered into a definitive agreement to sell its Federal & Defense business segment to Bernhard Capital Partners ▪ Total cash consideration of up to $100 million, including a $50 million cash payment and up to $50 million in an earn- out, subject to the achievement of certain milestones ▪ Transaction is expected to close late 2023 or early 2024, subject to customary closing conditions and approvals Transaction Rationale: ▪ Form a 100% pure play aftermarket business ▪ Simplify VSE to a two-segment business supporting Aviation and Fleet distribution and MRO capabilities ▪ Tailor capital allocation strategies to high-growth Aviation and Fleet segments, increasing long-term shareholder value ▪ Deepen operational focus, accountability, and agility to meet customer needs ▪ Create a distinct and compelling aftermarket services investment profile, appealing to broader and deeper investor base Recent Development Portfolio Transformation To Enhance Growth & Profitability 3 Strategic Repositioning and Sale of Federal & Defense business segment

Q1 Business Update Strong Macro Tailwinds Combined with Steady Program Execution Driving Robust Financial Performance Operational Excellence, Favorable Market Tailwinds and Market Share Gains Driving Record Revenue Quarters for Aviation and Fleet Segments 4 Aviation Fleet • MRO market share gains and support from both commercial and business and general aviation flight activity, resulting in double-digit revenue growth • Acquired Precision Fuel Components, provider of MRO services for engine accessory and fuel systems supporting the rotorcraft and B&GA market • Experienced strong growth in previously announced distribution programs, including Pratt & Whitney Canada in the Asia Pacific region • Launched e-commerce fulfillment and distribution center in the Memphis. The facility is expected to contribute ~$50M revenue in 2023 • Commercial fleet market share continues to grow as a percentage of total Fleet sales • Solid performance in the USPS program, driven by a delay in the retirements of legacy vehicles and increase in total USPS vehicle installed base • Upgraded IT systems to support scalability for future growth

Q1 2023 Overview Total VSE > Total Revenue: $255.4M, +10% Y/Y > Net Income: $9.1M, +46% Y/Y > Adjusted EBITDA: $26.3M, +18% Y/Y Aviation > Revenue: $113.2M +21% Y/Y; record quarter > Operating Income: $15.7M, +105% Y/Y > Adjusted EBITDA: $19.0M, +75% Y/Y; record quarter Federal & Defense > Revenue: $66.8M, (6)% Y/Y > Operating Income: $(0.6)M, (16)% Y/Y > Adjusted EBITDA: $0.6M, (83)% Y/Y Fleet > Revenue: $75.4M, +12% Y/Y; record quarter > Operating Income: $5.9M, (8)% Y/Y > Adjusted EBITDA: $8.2M, (7)% Y/Y Balance Sheet > $93M in cash and unused commitment availability > Operating cash flow: $(48.7)M; Free cash flow: $(51.5)M Aviation and Fleet segments drive record revenue and earnings 5

VSE Financial Summary Q1 2023 Revenue +10%, Adjusted EBITDA +18%, Adjusted Net Income +16% year-over-year; Aviation and Fleet key growth drivers for 2023 ($ in millions except EPS) Quarter-to-Date 1Q'23 1Q’22 vs. 1Q’22 Revenue $255.4 $231.2 +10% Net Income $9.1 $6.2 +46% Adjusted EBITDA $26.3 $22.2 +18% Adjusted EBITDA % 10.3% 9.6% +0.7 pts Operating Income $17.9 $11.9 +51% Adjusted Net Income $10.7 $9.2 +16% Diluted EPS $0.71 $0.49 +45% Adjusted Diluted EPS $0.83 $0.72 +15% Revenue ▪ +10% 1Q’23 Y/Y driven by strength in ▪ Aviation +21% and Fleet +12% ▪ Commercial aviation end-markets remain robust, near-term strength in BG&A aviation ▪ Fleet growth driven by market share gains within commercial and e-commerce fulfillment, and improved USPS activity Adjusted EBITDA ▪ +18% 1Q’23 Y/Y driven by Aviation outperformance ▪ Aviation MRO and Distribution growth expansion partially offset by Fleet and Federal & Defense 6

Consolidated Performance Bridge Strong progress in building long-term profitable revenue; Aviation segment driving Adjusted EBITDA growth ▪ Aviation segment revenue and profit growth supported by successful program execution, improved customer demand, expansion in both distribution and MRO capabilities, and margin-enhancing continuous improvement projects ▪ Fleet segment revenue growth driven by higher sales across commercial fleet and USPS; profitability impacted from new facility launch as expected ▪ Federal & Defense segment performance impacted by contract completions and negative mix shift between cost- plus and fixed-price awards Revenue Operating Income Adj. EBITDA Adj. EBITDA Margin % 1Q’22 $231.2 $11.9 $22.2 9.6% Aviation 19.9 8.1 8.1 +2.5 pts Fleet 8.4 (0.5) (0.6) (0.6) pts FDS (4.1) 0.1 (3.2) (1.1) pts Corporate — (1.7) (0.2) (0.1) pts 1Q'23 $255.4 $17.9 $26.3 10.3% 7

Aviation Segment New distribution programs, expanded MRO capabilities and strong end-markets drive sustainable profitable growth ($ in millions) Quarter-to-Date 1Q'23 1Q'22 vs. 1Q'22 Revenue $113.2 $93.3 +21% Operating income (loss) $15.7 $7.6 +105% Adjusted EBITDA $19.0 $10.9 +75% Adjusted EBITDA % 16.8% 11.6% +5.1 pts Revenue by Type: Distribution $81.2 $70.9 +14% Repair (MRO) $32.1 $22.4 +43% Y/Y Comparisons: ▪ Revenue increased 21% to $113.2M in 1Q’23 vs. the prior- year period, driven by growth from recent distribution awards and higher MRO activity ▪ Distribution and MRO revenue increased 14% and 43%, respectively, in the first quarter 2023 versus the prior-year period ▪ Adjusted EBITDA increased 75% to $19.0M (16.8% of revenue) in 1Q’23 driven by contributions from new program wins, robust MRO revenue growth, and favorable product mix and price 2023 Assumptions: ▪ Revenue Growth: +10-15% Y/Y ▪ Adjusted EBITDA % of 13-15% driven by revenue mix and commercial recovery 8

Fleet Segment Execution of commercial revenue diversification strategy continues to deliver above-market growth ($ in millions) Quarter-to-Date 1Q'23 1Q'22 vs 1Q’22 Revenue $75.4 $67.0 +12% Operating income $5.9 $6.4 (8)% Adjusted EBITDA $8.2 $8.8 (7)% Adjusted EBITDA % 10.9% 13.1% (2.2) pts Revenue by Type: Other Government $42.8 $37.4 +14% DoD $0.0 $1.7 (100)% Commercial $32.5 $27.9 +17% Y/Y Comparisons: ▪ Revenue increased 12% to $75.4M in 1Q’23 vs. prior-year period, driven by growth in commercial, e-commerce and USPS sales ▪ Revenue diversification continues as Commercial customers account for 43% of segment revenue in Q1 2023, up 1.6 pts vs. prior-year period ▪ Adjusted EBITDA decreased (7)% to $8.2M vs. prior-year period. 1Q’23 was impacted by planned Memphis, TN distribution facility start-up costs and customer mix 2023 Assumptions: ▪ Revenue Growth: +12% to +20% Y/Y ▪ Adjusted EBITDA %: 11-13% with margin improvements expected as Memphis, TN distribution center scales 9

Federal & Defense Segment ($ in millions) Quarter-to-Date 1Q'23 1Q'22 vs 1Q’22 Revenue $66.8 $70.9 (6)% Operating income (loss) $(0.6) $(0.7) (16)% Adjusted EBITDA $0.6 $3.8 (83)% Adjusted EBITDA % 1.0% 5.3% (4.3)pts Contract Backlog: Bookings $61 $92 (33)% Backlog $185 $198 (7)% Y/Y Comparisons: ▪ Revenue decreased 6% to $66.8M vs. prior-year, driven by contract completions ▪ Adjusted EBITDA decline due to a shift to cost-plus contracts and the impact of contract completions 10 Announced sale of FDS to Bernhard Capital Partners – anticipate closing transaction late 2023 or early 2024

Balance Sheet Optionality

VSE Corporation

($ in millions)	Quarter-to-Date	
	1Q'23	4Q'22
Operating Cash Flow	$(48.7)	$12.3
Free Cash Flow	$(51.5)	$8.5
Debt (less Cash)	$351	$286
Net Leverage Ratio	3.7x	3.1x
Unused Commitments	$93	$160

- Cash and unused commitment availability of $93M
- Operating and free cash flow in 1Q'23 includes the acquisition of ~$30M in inventory to support new aviation awards and commercial fleet growth from Memphis, TN distribution facility
- Capital allocation priorities include financing bolt-on acquisitions and working capital needs for strategic investments to support growth prospects
- Sufficient liquidity and unused commitment availability under $350M credit facility (due 2025) to support growth initiatives

Net leverage expected to decline in by 2H 2023 through increased Adj. EBITDA & disciplined cash management

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Entering Next Phase of VSE's Transformation

VSE Corporation

Complete Sale of FDS

> Complete the sale of the Federal & Defense Services business
> Ensure a smooth and successful transition for our employees and customers

Reposition Business

> Reposition VSE into two segments
> 100% focus on aftermarket distribution and MRO services supporting aviation and fleet customers
> Aviation aftermarket business segment now represents ~60% of pro-forma revenue post FDS-sale

Integrate Acquisitions

> Successfully integrate Precision Fuel
> Provide combined customer base and expanded product and services offering

Expand Aviation Aftermarket Offerings

> Expand full-service, product distribution and MRO capabilities through organic and inorganic opportunities
> Focus on high-growth, underserved portions of the Aviation market
> Offer a differentiated solutions-oriented approach focused on addressing customers' supply chain and repair needs

Drive Commercial Fleet Growth

> Drive commercial growth while supporting legacy programs within Fleet business
> Scale newly launched distribution and e-commerce fulfillment center (+$50M FY 2023 contribution)
> Support legacy US Postal Service vehicles and expand offerings for all USPS vehicle types

Deliver 2H'23 FCF

> Deliver positive second half 2023 free cash flow driven by disciplined cash management
> Use cash proceeds from FDS sale to support balance sheet optionality

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Appendix

GAAP to Non-GAAP Reconciliations Adjusted Net Income and Adjusted EPS (Diluted) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 Net income $ 6,244 $ 7,548 $ 9,419 $ 4,848 $ 9,117 Adjustments to net income: Acquisition, integration and restructuring costs 287 344 353 1,091 2.163 Non-recurring professional fees 218 — 111 — — Contract loss 3,482 — — 4,100 — Russia/Ukraine conflict — 2,335 — — — 10,231 10,227 9.883 10,039 11,280 Tax impact on adjusted items (997) (669) (116) (1,296) (540) Adjusted Net Income $ 9,234 $ 9,558 $ 9,767 $ 8,743 $ 10,740 Weighted Average Diluted Shares 12,803 12,811 12,834 12,862 12,926 Adjusted EPS (Diluted) $ 0.72 $ 0.75 $ 0.76 $ 0.68 $ 0.83 14

GAAP to Non-GAAP Reconciliations EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 Net income $ 6,244 $ 7,548 $ 9,419 $ 4,848 $ 9,117 Interest expense, net 3,609 3,872 4,818 5,586 5,977 Income taxes 2,061 2,731 3,035 1,360 2,839 Amortization of intangible assets 4,736 4,437 4,233 4,233 4,360 Depreciation and other amortization 1,600 1,659 1,986 1,719 1,887 EBITDA 18,250 20,247 23,491 17,746 24,180 Acquisition, integration and restructuring costs 287 344 353 1,091 2,163 Non-recurring professional fees 218 — 111 — — Contract loss 3,482 — — 4,100 — Russia/Ukraine conflict — 2,335 — — — Adjusted EBITDA $22,237 $ 22,926 $ 23,955 $ 22,937 $ 26,343 15

GAAP to Non-GAAP Reconciliations Segment EBITDA and Adjusted EBITDA (in thousands) 1Q2022 2Q2022 3Q2022 4Q2022 1Q 2023 Aviation Operating income $ 7,622 $ 6,450 $ 10,017 $ 12,327 $ 15,663 Depreciation and amortization 3,035 3,110 3,413 3,143 3,322 EBITDA 10,657 9,560 13,430 15,470 18,985 Acquisition, integration and restructuring costs 206 40 140 281 — Russsdfsd Russia/Ukraine conflict — 2,335 — — — Adjusted EBITDA $ 10,863 $ 11,935 $ 13,570 $ 15,751 $ 18,985 Fleet Operating income $ 6,381 $ 5,366 $ 6,539 $ 5,625 $ 5,899 Depreciation and amortization 2,328 2,246 2,037 2,055 2,130 EBITDA 8,709 7,612 8,576 7,680 8,029 Acquisition, integration and restructuring costs 81 129 143 236 158 Adjusted EBITDA $ 8,790 $ 7,741 $ 8,719 $ 7,916 $ 8,187 Federal and Defense Operating income (loss) $ (688) $ 2,552 $ 1,939 $ (4,608) $ (580) Depreciation and amortization 973 739 769 755 794 EBITDA 285 3,291 2,708 (3,853) 214 Contract loss 3,482 — — 4,100 — Acquisition, integration and restructuring costs — 152 70 574 435 Adjusted EBITDA $ 3,767 $ 3,443 $ 2,778 $ 821 $ 649 16

GAAP to Non-GAAP Reconciliations Balance Sheet (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period Reconciliation of Operating Cash Flow to Free Cash Flows Three Months Ended (in thousands) 31-Mar-22 30-Jun-22 30-Sep-22 31-Dec-22 31-Mar-23 Net cash (used in) provided by operating activities $ (18,174) $ (1,964) $ 15,932 $ 12,257 $ (48,674) Capital expenditures (1,269) (1,477) (4,670) (3,796) (2,840) Free Cash Flow $ (19,443) $ (3,441) $ 11,262 $ 8,461 $ (51,514) Reconciliation of Debt to Net Debt Three Months Ended (in thousands) 31-Mar-22 30-Jun-22 30-Sep-22 31-Dec-22 31-Mar-23 Principal amount of debt $ 305,800 $ 310,356 $ 299,230 $ 288,610 $ 353,998 Debt issuance costs (1,956) (1,746) (1,537) (2,310) (2,143) Cash and cash equivalents (498) (371) (90) (478) (532) Net Debt $ 303,346 $ 308,239 $ 297,603 $ 285,822 $ 351,323 Net Leverage Ratio Three Months Ended (in thousands) 31-Mar-22 30-Jun-22 30-Sep-22 31-Dec-22 31-Mar-23 Net Debt $ 303,346 $ 308,239 $ 297,603 $ 285,822 $ 351,323 TTM Adjusted EBITDA (1) 79,366 84,348 86,931 92,055 96,160 Net Leverage Ratio 3.8x 3.7x 3.4x 3.1x 3.7x 17

Investment Highlights

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

63+ Years Aftermarket Services	3 Distinct End Markets	~2,000 Employees
$974M Revenue	**$96M** Adj. EBITDA	**$39M** Adj. Net Income

Note: Figures above reflect TTM 3/31/2023

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high-return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

VSEcorp.com

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VSE Executive Team



John Cuomo
President and CEO

Background & Responsibilities

- 22+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 13+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer



Farinaz Tehrani
Chief Legal Officer

VSEcorp.com

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Aviation Segment Overview Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO MRO Capability Development ▪ New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics Distribution Product Expansion ▪ New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors International Expansion ▪ Expansion in core aerospace markets for MRO and distribution Business and General Aviation (B&GA) ▪ Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO Growth Drivers ✓ Commercial and business & general aviation proprietary product distribution ✓ Supply chain & logistics services ✓ Component & engine MRO services ✓ Rotable exchanges and sales Key Capabilities Representative Customers 20

Fleet Segment Overview Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce Commercial Customer Diversification ▪ Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers Wallet Share Expansion ▪ Product expansion to existing just-in-time clients E-commerce ▪ Customized technology platform to support class 4-8 vehicle parts E-commerce Fulfillment ▪ Inventory sales through 3rd-party channels Product Expansion ▪ Addition of both new product offerings and growth in private label product Growth Drivers ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution ✓ Just-in-time supply chain management ✓ E-commerce & e-commerce fulfillment ✓ Customized fleet logistics & IT solutions ✓ Technical support, engineering, sourcing, warehousing & kitting ✓ Private label products Key Capabilities Representative Customers 21

Federal & Defense Segment Overview Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services Market Expansion ▪ Increase military aviation services with products, supply chain and repair services Capability Development ▪ Broaden DoD logistics and supply chain offering to support underserved market demand International Growth ▪ Utilize success in foreign markets to support foreign military sales opportunities Consulting/Technical Expansion ▪ IT and Clean Energy consulting services Leverage Core Competency ▪ Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy Growth Drivers ✓ Transportation asset MRO services ✓ Base operations support ✓ Transportation & freight services ✓ Logistics, procurement & supply chain support ✓ Engineering & technical solutions ✓ IT & Clean Energy consulting services Key Capabilities Representative Customers 22

Unique Value Proposition Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of- life assets Performance Experience 63+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits 23

Investment Opportunity Unique, pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience Mission-critical Aftermarket Services Cultural Transformation Driving Growth Strong Customer Relationships New Experienced Management Team Fragmented End-markets Well-balanced Business Segments 24